Exhibit 99.2

 Company Update  October 30, 2020  Stone LodgeBend, OR

 Forward-Looking Statements, Non-GAAP and Other Information  1  IN GENERAL. This disclaimer applies to this document and the verbal or written comments of any person presenting it. This document, taken together with any such verbal or written comments, is referred to herein as the “Presentation.”  Throughout this Presentation, New Senior Investment Group Inc. (NYSE: SNR) is referred to as “New Senior,” the “Company,” “SNR” or “we.”FORWARD-LOOKING STATEMENTS. Certain information in this Presentation may constitute “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995, including without limitation statements regarding expectations with respect to the potential range of 2020 financial results, the expected impact of the COVID-19 pandemic on our business, liquidity, properties, operators and the health systems and populations that we serve; the cost and effectiveness of measures we have taken to respond to the COVID-19 pandemic, including health and safety protocols that are intended to limit the transmission of COVID-19 at our properties; and our expected occupancy rates and operating expenses. These statements are not historical facts. They represent management’s current expectations regarding future events and are subject to a number of risks and uncertainties, many of which are beyond our control, that could cause actual results to differ materially from those described in the forward-looking statements. These risks and uncertainties include, but are not limited to, risks and uncertainties relating to the continuing impact of COVID-19 on our operations and the operation of our facilities, including ongoing cases at certain of our facilities, the speed, geographic reach and duration of the COVID-19 pandemic; the legal, regulatory and administrative developments that occur at the federal, state and local levels; the efficacy of our operators’ infectious disease protocols and prevention efforts; the broader impact of the pandemic on local economies and labor markets; the overall demand for our communities in the recovery period following the pandemic; our ability to successfully manage the asset management by third parties; and market conditions generally which affect demand and supply for senior housing. We believe that the adverse impact that COVID-19 will have on the future operations and financial results at our communities will depend upon many factors, most of which are beyond our ability to control or predict. Accordingly, you should not place undue reliance on any forward-looking statements contained herein. For a discussion of these and other risks and important factors that could affect such forward-looking statements, see the sections entitled “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” in the Company’s most recent annual and quarterly reports filed with the Securities and Exchange Commission, which are available on the Company’s website (www.newseniorinv.com). New risks and uncertainties emerge from time to time, and it is not possible for us to predict or assess the impact of every factor that may cause our results to differ materially from those anticipated by any forward-looking statements. Forward-looking statements contained herein, and all statements made in this Presentation, speak only as of the date of this Presentation, and the Company expressly disclaims any duty or obligation to release publicly any updates or revisions to any statements contained herein to reflect any change in the Company’s expectations with regard thereto or change in events, conditions or circumstances on which any statement is based.ROUNDING. Throughout this Presentation, totals and subtotals of certain tables may not sum due to rounding.NON-GAAP FINANCIAL INFORMATION. This Presentation includes information based on financial measures that are not recognized under generally accepted accounting principles (“GAAP”), such as NOI, cash NOI, adjusted same store cash NOI, Normalized FFO, AFFO and Normalized FAD. You should use non‐GAAP information in addition to, and not as an alternative to, financial information prepared in accordance with GAAP. See the end of this Presentation for reconciliations to the most comparable GAAP measures and an explanation of each of our non-GAAP measures. Our non-GAAP measures may not be identical or comparable to measures with the same name presented by other companies due to differences in calculation, capital structure or other factors. PAST PERFORMANCE. In all cases where historical results are presented or past performance is described, we note that past performance is not a reliable indicator of future results and performance.GLOSSARY. See the Glossary at the end of this Presentation for an explanation of various terms used herein.

 Table of Contents  SECTIONS      PAGES  I.   Executive Summary & Company Overview    4 – 7  II.  COVID-19 Situation Update    9 – 11  III.   Financial Update    13 – 20   IV.   Reconciliations and Glossary    22 – 27  2

 Executive Summary & Company Overview  Madison EstatesSan Antonio, TX

Executive Summary

- **The COVID-19 pandemic continues to impact our operations and financial results**
  - New case activity has trended higher since mid-September but remains low as a percentage of total resident population
  - As of October 28, our operators reported 34 active resident cases across 10 properties (0.3% of total resident population)
- **Following initial period of enhanced protocols, operators began lifting restrictions in a phased approach in May**
  - Latest recovery phases allow for more socialization and engagement, but still require ongoing safety protocols
  - Given length of the pandemic, operators continue to refine protocols to ensure both resident safety and satisfaction
- **While occupancy has continued to decline, occupancy trends improved significantly in 3Q20 versus 2Q20**
  - 3Q20 declined 160bps from 2Q20, compared to 250bps in 2Q20 from 1Q20
  - Operators adopted new leasing strategies and have seen improving interest from our target resident demographic
  - October occupancy pacing to further improve with a decline of 40bps – lowest decline since the pandemic started
- **Attributes unique to our Independent Living portfolio have helped mitigate occupancy and NOI declines**
  - With no healthcare exposure and a more flexible expense structure, our operators were able to tightly manage expenses
- **With nine months of actual results, our view for full year 2020 has improved since last quarter**
  - Full year 2020 total same store cash NOI to decline 6.0% to 4.0% compared to FY 2019 (versus decline of 7.5% to 4.5%)
  - Full year 2020 AFFO per share range of $0.69 to $0.72 (versus range of $0.67 to $0.71)

New Senior Investment Group

4

New Senior Overview

New Senior Investment Group Inc. (NYSE: SNR) is a publicly-traded REIT with a portfolio of 102 Independent Living (IL) properties and one NNN leased property

The only pure play, publicly-traded senior housing REIT in the U.S.

- *100% private pay senior housing*
- *All properties wholly owned*

Uniquely positioned to capitalize on long-term industry fundamentals

- *95% of NOI from high-margin IL properties*[1]



Pure Play REIT
Uniquely Positioned
New Senior
Investment Group
103 Properties
12,405 Units
Geographic Diversification & Scale
Experienced Operator Mix

One of the largest owners of senior housing with a national footprint

- *11th largest owner of senior housing*[2]
- *Diversified across 36 states*

Partnered with experienced senior housing operators

- *4 operator relationships*
- *Holiday: 3rd largest senior housing operator*[2]

1) Percentage calculated based on 3Q20 NOI.
2) ASHA, "50 Largest U.S. Seniors Housing Real Estate Owners and Operators," June 1, 2020.

5

 Geographically Diversified Portfolio  Portfolio of 103 properties located in 36 different statesProperties located in markets with favorable demographic trends Properties predominately located outside of major metropolitan areas66% of NOI generated from properties located in secondary and tertiary markets(1)  6  Top Markets and States  National Footprint  As defined by National Investment Center for Seniors Housing & Care (NIC); Tertiary markets include Additional markets and markets not covered by NIC.Percentages calculated based on 3Q20 NOI.                                                                                                                                                                                                                                                                                                                    Top 5 States  Properties  % of NOI(2)   California  9  11%   North Carolina  8  10%   Pennsylvania  5  9%   Florida  9  8%   Oregon  8  8%  Markets(1)  Properties  % of NOI(2)   Primary  32  34%   Secondary  32  33%   Tertiary  39  33%  Managed IL PropertiesNNN Lease

Recent Company Updates

- The Company has evolved significantly since 2019 and is now focused on navigating through the pandemic

2019

- *Completed internalization of management*
- *Continued corporate governance improvements including appointment of new independent director*
- *Addressed underperforming AL/MC portfolio: completed sale of two assets and signed agreement to sell remaining 28-asset portfolio for gross price of $385 million*
- *Significantly improved balance sheet with the execution of interest rate swap to increase fixed rate debt exposure*

May 2020

- *Reported 1Q earnings consistent with initial 2020 guidance*
- *1Q20 total same store NOI up 0.1% YoY*
- *Withdrew full year 2020 guidance due to uncertainty from pandemic*
- *Reduced dividend by 50% to preserve liquidity*

October 2020

- *Reported 3Q20 financial results at the top end of our expectations*
- *3Q20 total same store NOI down 7.6% YoY*
- *Increased NOI and raised AFFO per share expectations for 2020*
- *Executed interest rate swap to increase fixed rate debt exposure to 72%*

2019 | 1Q 2020 | 2Q 2020 | 3Q 2020

January 21, 2020
First COVID-19 case in US

February 2020

- *Closed sale of 28-asset AL/MC portfolio*
- *Repaid ~$360 million of debt*
- *Completed ~$400 million of refinancing activity, resulting in lower debt costs and an extension of debt maturities by two years*
- *Reported 2019 earnings in-line with expectations and announced 2020 guidance*

August 2020

- *Increased frequency of communication throughout the COVID-19 pandemic*
- *2Q20 total same store NOI down 3.1% YoY*
- *Announced revised expectations for full year 2020*

October 28, 2020[1]
8.9 million COVID-19 cases in US

New Senior Investment Group

1) National data per Johns Hopkins University.

7

 COVID-19 Situation Update   Copley PlaceCopley, OH

Known COVID-19 Cases & Status

- **As of October 28, our operators reported 41 active cases across 14 properties (34 residents and 7 associates)**
  - The 34 active resident cases represent 0.3% of our total current resident population
  - COVID-19 transmission within properties has remained low, as only 3 of the 14 properties have more than 3 active cases
- **As of October 28, 67 properties (65% of our total portfolio) have reported at least one resident or associate case**
- **Since March, the percentage of our portfolio with active cases has remained relatively low**
  - While over half of the portfolio has reported at least one case, the average number of properties impacted has not exceeded 12% in any one month; indicates protocols have been effective at limiting cases within our properties

Current COVID-19 Impact on Portfolio



3 properties (3%) with 4+ active cases
11 properties (11%) with 1 – 3 active cases
103 Properties
89 properties (86%) with no active cases

Percentage of Portfolio Impacted by COVID-19



25%
20%
15%
10%
5%
0%
Mar Apr May Jun Jul Aug Sep Oct
0% 2% 2% 1% 1% 1% 0% 2%
2% 8% 10% 5% 10% 11% 8% 9%
Avg Properties with 1-3 Cases
Avg Properties with 4+ Cases

New Senior Investment Group

9

Property Protocols

- **Following initial period of enhanced protocols, operators began lifting restrictions in a phased approach in May**
  - Most properties reached initial recovery phases during the summer and remained there for several months
  - While the recovery phases allow for more resident engagement, the properties remain more restricted than pre-COVID
- **Given the length of the pandemic, operators have adapted protocols to changing resident needs and preferences**
  - Operators focused on moving in new residents, while managing the health and wellness of existing residents
  - The ongoing protocols have continued to alter the independent living experience, which can affect resident satisfaction

Property Protocols

	Typical Operating Environment	Initial Protocols	Initial Recovery Phases	Latest Protocols[1]
Timeline	--	March through May	June through October	Rollout ongoing
Sales	Walk-in tours welcome; full tour path	Virtual sales tours only	Interior sales tours on designated path by appointment	Walk-in sales tours permitted
Dining	3 meals a day at full capacity	Closed dining rooms; in-room delivery only	Limited communal dining with capacity restrictions	Limited communal dining with expanded capacity
Activities	No capacity restrictions	Cancelled in-person group activities	Limited activities with capacity restrictions	Limited activities with expanded capacity
Visitors (Entry/Exit)	Visitors welcome without restrictions	Restricted access to essential visitors only	Family visits permitted by appointment	All visitors permitted; screening continues
New COVID Case	N/A	Residents remain in quarantine	Return to lockdown, residents quarantined and no communal dining/activities	Isolate positive resident; dining/activities continue

1) Roll out of latest protocols currently underway. Certain protocols may vary by property depending on operator, state or local mandates, or presence of COVID-19 cases.

New Senior Investment Group
10

 Trend of New COVID-19 Cases  Since the start of the pandemic, the weekly number of new cases in our properties has remained relatively low Average has remained at 6 new cases per week (excluding our one CCRC in downtown Philadelphia)We continue to believe this is a result of effective operator protocolsRate of new cases within our portfolio has generally tracked broader trends in SNR counties and nationwide In July and October, as the rate of new cases across the U.S. and in SNR counties increased significantly, our portfolio experienced an uptick as wellClosely monitoring current spike in cases across the country Unclear how cases will trend in near-term as much of the country heads into the colder winter months  11  Trend of New COVID-19 Cases(1)  National data per Johns Hopkins University and based on trailing 7-day average.

 Financial Update  The JeffersonMiddleton, WI

Key Observations From COVID-19 Impact To Date

- **Nearly 8 months into the pandemic, we have observed several key trends across our portfolio**
  - Our portfolio continues to benefit from the Independent Living model and a more flexible expense structure
  - Operators have gradually lifted restrictions, but properties remain under ongoing safety protocols
  - Occupancy losses have been offset by property expense reductions and interest savings
- **The situation remains fluid and it is unclear how these trends will evolve as we get farther into the pandemic**

1

Occupancy:
Improving Occupancy Trend

- *No healthcare component in IL, which results in fewer interactions between residents and staff*
- *Despite uptick in active COVID-19 cases in recent weeks, current properties impacted remain relatively low*
- *Operators have continuously adapted protocols to safely lift certain restrictions and restore aspects of the resident experience*
- *Leads and move-ins continued to increase from 2Q20 lows and occupancy trend significantly improved from prior quarter*
- *However, not yet seeing occupancy growth as move-outs have recently trended above historical levels*

2

Expenses:
Tightly Managing Expenses

- *With no healthcare component, IL benefits from a more flexible expense structure*
- *Operators continued to reduce occupancy-related and other controllable expenses such as supplies, labor and maintenance*
- *COVID-19 expenses declined significantly from 2Q20 as operators implemented new strategies to manage these costs*
- *Favorable expense trends have helped partially offset lower revenue from occupancy declines*
- *As our operators continue to focus on occupancy initiatives, certain expenses may increase such as marketing and maintenance*

3

Earnings:
Other Savings Offsetting NOI Decline

- *Savings from lower interest rates have helped offset NOI declines*
- *At the same time, we have taken steps to reduce our corporate G&A costs*
- *As a result, our NOI declines due to the pandemic have been offset by lower interest expense and G&A savings*
- *In 3Q20, executed interest rate swap increasing fixed rate debt exposure from 52% to 72%*
- *Resumed certain discretionary capital expenditure projects in 3Q20*

New Senior Investment Group
13

Summary of 3Q 2020 Results & October Trends

- **3Q20 was the second full quarter where COVID-19 impacted the Company's results**
- **3Q20 total same store cash NOI and AFFO per share were at the top end of our expectations**
  - Occupancy declines offset by lower occupancy-related, other controllable expenses and COVID-19 expenses
  - Interest expense continued to decline sequentially driven by lower LIBOR rates, offsetting NOI declines

Occupancy

- Ending occupancy **down 160bps** sequentially from 2Q20 to 3Q20, **down 540bps** since February (pandemic start)
- Move-in volume recovered to pre-COVID levels in July and August; October trending to be best month since pandemic
- Move-outs are trending above historical average and continue to outpace move-ins; October ending occupancy pacing to decline 40bps from September

Operating Expenses

- YoY: 3Q20 expenses **down 1.4%** from 3Q19, decrease driven by occupancy-related and other controllable expenses
  - Excluding COVID-19 expenses 3Q20 expenses were **down 3.0%**
- QoQ: 3Q20 expenses **up 2.5%** from 2Q20, increase driven by typical seasonality (warmer summer months)

NOI & AFFO

- 3Q20 total same store cash NOI **down 7.6% YoY** and **down 6.5% QoQ**
- 3Q20 cash interest expense down 5% or $0.7 million versus 2Q20
- 3Q20 AFFO per share of $0.17, down $0.02 per share versus 2Q20 and flat versus 3Q19

New Senior Investment Group

14

 Year-to-Date Results      YTD2019  YTD2020  YoY  88.5%  83.3%  (520bps)  $2,697   $2,719   0.8%  40.6%  39.8%  (80bps)  $102,804   $98,859   (3.8%)  $102,804   $101,615   (1.2%)  4,299   4,417   2.7%  $107,103   $103,276   (3.6%)  $107,103   $106,032   (1.0%)        $0.49  $0.53  $0.04  15  Financial Results – 3Q 2020  Same store cash NOI down 7.6% YoY and down 6.5% QoQ3Q20 AFFO per share was $0.17, down $0.02 per share versus 2Q20 and flat versus 3Q19Year-to-date same store cash NOI down 3.6% YoY   ($ in thousands, except RevPOR and per share data)  Quarterly Results             3Q19  2Q20  3Q20  QoQ   YoY  Ending Occupancy  88.5%  84.9%  83.3%  (160bps)  (520bps)  RevPOR  $2,706   $2,707   $2,747   1.5%  1.5%  Margin  40.3%  40.9%  38.6%  (230bps)  (170bps)   IL NOI (102 Properties)  $34,222   $33,758   $31,465   (6.8%)  (8.1%)   Excluding COVID-19 Expenses  $34,222   $35,228   $32,250   (8.5%)  (5.8%)   Watermark (1 Property)  1,450   1,477   1,490   0.9%  2.7%  Total Same Store (103 Properties)  $35,673   $35,234   $32,955   (6.5%)  (7.6%)   Excluding COVID-19 Expenses  $35,673   $36,705   $33,740   (8.1%)  (5.4%)              AFFO Per Share  $0.17  $0.19  $0.17  ($0.02)  --

Lead and Move-in Trends

- **Total lead volume in September increased 67% from April low point**
  - After reaching low point in April, leads grew quickly from May to July and held steady through the rest of 3Q20
  - October leads pacing to increase from September and are expected to surpass 2019 average for the first time in 2020
- **Move-ins also increased significantly from April to July and held steady throughout 3Q20**
  - October move-ins pacing to increase from September and return closer to 2019 average
- **Unclear how leads and move-ins will trend for rest of 4Q20 given current resurgence in national cases**

2020 Monthly Lead Trends



6,000
5,000
4,000
3,000
2,000
1,000
0
+67%
2,745
4,590
Jan
Feb
Mar
Apr
May
Jun
Jul
Aug
Sep
Oct E

2020 Monthly Move-In Trends



350
300
250
200
150
100
50
0
+106%
145
298
Jan
Feb
Mar
Apr
May
Jun
Jul
Aug
Sep
Oct E

New Senior Investment Group
16

Move-Out and Occupancy Trends

- **Move-out volume was at historically low levels in 2Q20, but trended higher throughout 3Q20**
  - Including October estimate, move-outs will have trended above historical averages for four consecutive months
  - Despite recent increase, total year-to-date move-outs are still down 2% compared to 2019
- **Occupancy declined 160bps QoQ in 3Q20, an improvement from the 250bps QoQ decline in 2Q20**
  - Steep occupancy losses in March - April were driven by significantly lower move-ins, partially offset by low move-outs
  - Since May, portfolio has experienced consistent monthly declines of ~60bps as move-ins and move-outs trended higher
- **October occupancy pacing to decline 40bps from September – lowest monthly decline since start of pandemic**

2020 Monthly Move-Out Trends



450
400
350
300
250
200
150
100
50
0
+27%
294
372
Jan
Feb
Mar
Apr
May
Jun
Jul
Aug
Sep
Oct E

2020 Monthly Ending Occupancy Trends (Decline in bps)



Jan
Feb
Mar
Apr
May
Jun
Jul
Aug
Sep
Oct E
0bp
-20bp
-40bp
-60bp
-80bp
-100bp
-120bp
-140bp
0bp
0bp
-130bp
-120bp
-60bp
-70bp
-50bp
-50bp
-60bp
3Q20 decline:
160bps
2Q20 decline:
250bps

New Senior Investment Group

17

Expense Trends

- **With no healthcare exposure, our IL portfolio has continued to benefit from a more flexible expense structure**
  - Operators continue to tightly manage occupancy-related and other controllable expenses (marketing, maintenance)
- **Total expenses in 3Q20 were down 1.4% YoY and down 3.0% excluding COVID-19 expenses**
  - COVID-19 expenses in 3Q20 decreased 43% from 2Q20 as operators implemented new strategies to reduce costs
- **As a result, margins have continued to remain relatively stable despite occupancy losses**

3Q20 Expenses Vs 3Q19 Expenses

Total expenses down 1.4% YoY



$50.7mm
$50.0mm
3Q19 Expenses
COVID-related expenses
Offset by Decrease in Total Operating Expenses
3Q20 Expenses

Historical Operating Margins



40%
40%
40%
41%
41%
41%
40%
40%
39%
43%
41%
2018
2019
2020
1Q
2Q
3Q
4Q

New Senior Investment Group

18

 Capital Structure, Debt Maturities & Liquidity(1)  Debt information is as of 9/30/2020 and based on current unpaid principal balance.Company has two one-year extension options to extend the maturity date on $49 million, subject to a fee of 13bps of the total commitment on the second extension option.Includes the impact of swaps that effectively converted $620 million LIBOR-based floating rate debt to fixed rate debt.  19     Amounts  % of Total  W.A. Maturity in Years  Interest Rate  Fixed  $1,085   72%  4.8 years  3.9%  Floating  419  28%  6.0 years  2.5%  Total Debt  $1,504  100%  5.6 years  3.5%    As of Sept. 30, 2020 the Company had $1.5 billion of debt In 3Q20, entered into $270 million interest rate swapIncreased fixed rate exposure from 52% to 72%Average LIBOR for 3Q20 was 34bps lower than 2Q20 as LIBOR remained near all-time lows Well positioned with approximately $160 million of liquidity availableRepaid remaining balance of $60 million on its revolving credit facilityNo significant debt maturities until 2025  Debt Composition(3)  Debt Maturity & Amortization Schedule  ($ in millions)  ($ in millions)  (2)  2020 LIBOR To Date  1Q20 average of 165bps2Q20 average of 50bps3Q20 average of 16bpsAs of 10/28/20, spot rate of 15bps

 Raising Full Year 2020 Expectations  20  Revised full year 2020 expectations based on results to date and recent trends3Q20 results were at the top end of our expectations primarily due to occupancy trend and ongoing expense savingsOccupancy trends pacing to improve in October, but 4Q20 impacted by lower starting point than 3Q20 Full year 2020 total same store cash NOI: down 6.0% to 4.0% YoY (versus down 7.5% to 4.5% previously) Year-to-date results down 3.6% YoY (FY results benefiting from strong 1Q20)Full year 2020 AFFO per share: $0.69 to $0.72 (versus $0.67 to $0.71 previously)Full year expectations now better than initial 2020 guidance provided (and withdrawn) in February     1Q20  2Q20  3Q20  YTD 2020    FY 2020 Expectations  Total Same Store Cash NOI   Up 0.1% YoY  Down 3.1% YoY  Down 7.6% YoY  Down 3.6% YoY    Down 6.0% to 4.0% YoY  AFFO Per Share  $0.17  $0.19  $0.17  $0.53     $0.69 to $0.72    2020 Expectations    Initial 2020 Guidance: $0.67 - $0.71August 2020 Expectations: $0.67 - $0.71

 Reconciliations & Glossary  Echo RidgeKnoxville, TN

 Full Year 2020 Expectations – Non-GAAP Reconciliation  22     Low  High  Net Loss Attributable to Common Stockholders  ($0.09)  ($0.06)  Gain on sale of real estate  (0.24)  (0.24)  Depreciation & amortization  0.79  0.79  FFO  $0.46  $0.49          Compensation expense related to transition awards  0.02   0.02   Loss on extinguishment of debt  0.11   0.11   Acquisition, transaction & integration expense  0.02   0.02   Normalized FFO   $0.61  $0.64          Amortization of deferred financing costs  0.04   0.04   Amortization of deferred community fees & other  (0.02)  (0.02)  Amortization of equity-based compensation  0.06   0.06   AFFO   $0.69   $0.72  Full Year 2020 Per Share Reconciliation(1)  The Company’s expectations are based on a number of other assumptions that are subject to change and many of which are outside the control of the Company. If actual results vary from these assumptions, the Company’s expectations may change. There can be no assurance that the Company will achieve these results.

NOI Reconciliation – 3Q 2020 Year-over-Year

($ in thousands)	3Q20			3Q19		
	Managed IL Properties	Other Properties	Total	Managed IL Properties	Other Properties	Total
Same Store Cash NOI (excluding COVID-19 related expenses)	$ 32,250	$ 1,490	$ 33,740	$ 34,222	$ 1,450	$ 35,673
COVID-19 related expenses	(785)	-	(785)	-	-	-
Same Store Cash NOI	**31,465**	**1,490**	**32,955**	**34,222**	**1,450**	**35,673**
Straight-line rental revenue	-	95	95	-	134	134
Amortization of deferred community fees and other[1]	160	(2)	158	(426)	(2)	(428)
Segment / Total NOI	**$ 31,625**	**$ 1,583**	**$ 33,208**	**$ 33,797**	**$ 1,583**	**$ 35,380**
Interest expense			(14,540)			(18,962)
Depreciation and amortization			(16,204)			(17,323)
General and administrative expense			(5,905)			(5,410)
Acquisition, transaction & integration expense			(43)			(503)
Other expense			(192)			(16)
Income tax expense			(74)			(37)
Litigation proceeds, net			-			38,226
Income (Loss) from Continuing Operations			**(3,750)**			**31,355**
Loss from discontinued operations			-			(2,506)
Net Income (Loss)			**$ (3,750)**			**$ 28,849**
Deemed dividend on redeemable preferred stock			(605)			(605)
Net Income (Loss) Attributable to Common Stockholders			**$ (4,355)**			**$ 28,244**

New Senior Investment Group

1) Includes amortization of deferred community fees and other, which includes the net change in deferred community fees and other rent discounts or incentives.

23

NOI Reconciliation – 3Q 2020 Quarter-over-Quarter

($ in thousands)	3Q20			2Q20		
	Managed IL Properties	Other Properties	Total	Managed IL Properties	Other Properties	Total
Same Store Cash NOI (excluding COVID-19 related expenses)	$ 32,250	$ 1,490	$ 33,740	$ 35,228	$ 1,477	$ 36,705
COVID-19 related expenses	(785)	-	(785)	(1,470)	-	(1,470)
Same Store Cash NOI	**31,465**	**1,490**	**32,955**	**33,758**	**1,477**	**35,234**
Straight-line rental revenue	-	95	95	-	108	108
Amortization of deferred community fees and other[1]	160	(2)	158	434	(2)	432
Segment / Total NOI	**$ 31,625**	**$ 1,583**	**$ 33,208**	**$ 34,191**	**$ 1,582**	**$ 35,773**
Interest expense			(14,540)			(15,281)
Depreciation and amortization			(16,204)			(16,782)
General and administrative expense			(5,905)			(5,894)
Acquisition, transaction & integration expense			(43)			(19)
Other expense			(192)			(433)
Income tax expense			(74)			(22)
Net Loss			**$ (3,750)**			**$ (2,658)**
Deemed dividend on redeemable preferred stock			(605)			(599)
Net Loss Attributable to Common Stockholders			**$ (4,355)**			**$ (3,257)**

1) Includes amortization of deferred community fees and other, which includes the net change in deferred community fees and other rent discounts or incentives.

New Senior Investment Group

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 GAAP Reconciliation of FFO, Normalized FFO, AFFO and Normalized FAD  25  Primarily includes insurance recoveries and casualty related charges.Includes amortization of deferred community fees and other, which includes the net change in deferred community fees and other rent discounts or incentives.    3Q20  Net Loss Attributable to Common Stockholders  $ (4,355)      Add (Deduct):     Depreciation and amortization   16,204  FFO  $ 11,849  FFO per Diluted Share  $ 0.14       Acquisition, transaction and integration expense  43   Compensation expense related to transition awards  296   Other expense(1)   220      Normalized FFO  $ 12,408  Normalized FFO per Diluted Share  $ 0.15        Straight-line rental revenue  (95)   Amortization of deferred financing costs  803   Amortization of deferred community fees and other(2)  (158)   Amortization of equity-based compensation  1,408      AFFO  $ 14,366  AFFO per Diluted Share  $ 0.17       Routine capital expenditures  (1,596)      Normalized FAD  $ 12,769  Normalized FAD per Diluted Share  $ 0.15  Weighted average diluted shares outstanding  83,220  ($ and shares in thousands, except per share data)

Glossary

Cash NOI Margin

Cash NOI margin is equal to Cash NOI divided by Cash Revenue.

Discontinued Operations

Discontinued operations consists of 28 AL/MC properties that represented the entire Managed AL/MC Properties segment prior to the fourth quarter of 2019 and were classified as discontinued operations as of December 31, 2019. The properties were subsequently sold in February 2020.

EBITDARM

EBITDARM is a non-GAAP measure that represents earnings before interest, taxes, depreciation, amortization, rent and management fees for the period stated unless otherwise noted. We use EBITDARM in determining coverage and as a supplemental measure of the ability of the property to generate sufficient liquidity to meet related obligations to us. For our triple net lease portfolio, all facility financial performance data was derived solely from information provided by operators/tenants without independent verification by us. EBITDARM does not represent net income or cash flow from operations and should not be considered an alternative to those indications.

EBITDARM Coverage

Facility EBITDARM divided by the aggregate of base rent and any additional rent due to us for the same period. EBITDARM coverage is a supplemental measure of a property's ability to generate cash flows for the operator/tenant (not for us) to meet the operator's/tenant's related rent and other obligations to us.

Enterprise Value

Enterprise value is equal to market capitalization plus carrying value of mortgage notes payable, minus cash.

FFO, Normalized FFO, AFFO and Normalized FAD

We use Funds From Operations ("FFO") and Normalized FFO as supplemental measures of our operating performance. We use the National Association of Real Estate Investment Trusts ("NAREIT") definition of FFO. NAREIT defines FFO as GAAP net income (loss) attributable to common stockholders, which includes loss from discontinued operations, excluding gains (losses) from sales of depreciable real estate assets and impairment charges of depreciable real estate, plus real estate depreciation and amortization, and after adjustments for unconsolidated entities and joint ventures to reflect FFO on the same basis. FFO does not account for debt principal payments and is not intended as a measure of a REIT's ability to satisfy such payments or any other cash requirements.

FFO, Normalized FFO, AFFO and Normalized FAD (continued)

Normalized FFO, as defined below, measures the financial performance of our portfolio of assets excluding items that, although incidental to, are not reflective of the day-to-day operating performance of our portfolio of assets. We believe that Normalized FFO is useful because it facilitates the evaluation of our portfolio's operating performance (i) between periods on a consistent basis and (ii) to the operating performance of other real estate companies. However, comparability may be limited because our calculation of Normalized FFO may differ significantly from that of other companies, or because of features of our business that are not present in other companies.

We define Normalized FFO as FFO excluding the following income and expense items, as applicable: (a) acquisition, transaction and integration related expenses; (b) the write off of unamortized discounts, premiums, deferred financing costs, or additional costs, make whole payments and penalties or premiums incurred as the result of early repayment of debt (collectively "Gain (Loss) on extinguishment of debt"); (c) incentive compensation recognized as a result of sales of real estate; (d) the remeasurement of deferred tax assets; (e) valuation allowance on deferred tax assets, net; (f) termination fee to Former affiliate; (g) gain on lease termination; (h) compensation expense related to transition awards; (i) litigation proceeds; and (j) other items that we believe are not indicative of operating performance, generally reported as "Other (income) expense" in the Consolidated Statements of Operations.

We also use AFFO and Normalized FAD as supplemental measures of our operating performance. We believe AFFO is useful because it facilitates the evaluation of (i) the current economic return on our portfolio of assets between periods on a consistent basis and (ii) our portfolio versus those of other real estate companies that report AFFO. However, comparability may be limited because our calculation of AFFO may differ significantly from that of other companies, or because of features of our business that are not present in other companies.

We define AFFO as Normalized FFO excluding the impact of the following: (a) straight-line rents; (b) amortization of above / below market lease intangibles; (c) amortization of deferred financing costs; (d) amortization of premium or discount on mortgage notes payable; (e) amortization of deferred community fees and other, which includes the net change in deferred community fees and other rent discounts or incentives and (f) amortization of equity-based compensation expense.

New Senior Investment Group

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Glossary  FFO, Normalized FFO, AFFO and Normalized FAD (continued)We define Normalized FAD as AFFO less routine capital expenditures, which we view as a cost associated with the current economic return. Normalized FAD, which does not reflect debt principal payments and certain other expenses, does not represent cash available for distribution to stockholders. We believe Normalized FAD is useful because it fully reflects the additional economic costs of maintaining the condition of the portfolio.Gross Assets The carrying amount of total assets, after adding back accumulated depreciation and amortization, as reported in our consolidated financial statements. Investment Represents the carrying amount of real estate assets, including intangibles, after adding back accumulated depreciation and amortization, for all assets owned as of the end of the respective reporting period. Net Operating Income (“NOI”) and Cash NOINOI and cash NOI are non-GAAP measures. We define NOI as total revenue less property operating expenses, which include property management fees and travel cost reimbursements. Cash receipts may differ due to straight-line recognition of certain rental income and the application of other GAAP policies. We define cash NOI as NOI excluding the effects of straight-line rental revenue, amortization of above / below market lease intangibles and amortization of deferred community fees and other, which includes the net change in deferred community fees and other rent discounts or incentives. We believe that NOI and cash NOI serve as useful supplemental measures to net income because they allow investors, analysts and management to measure unlevered property-level operating results and to compare our operating results between periods and to the operating results of other real estate companies on a consistent basis.  27  Occupancy For the managed portfolio, occupancy represents the facilities’ average operating occupancy for the applicable period. For the triple net lease portfolio, occupancy is based on the period reported unless otherwise noted. The percentages are calculated based on available beds. All occupancy data was derived solely from information provided by operators/tenants without independent verification by us. RevPORRepresents average cash revenues per occupied bed per month. We use RevPOR to evaluate the revenue generating potential of our senior housing portfolio independent of fluctuating occupancy rates.Same Store and Adjusted Same StoreSame store data presented herein excludes properties acquired, sold, transitioned to other operators or between segments, or classified as held for sale or discontinued operations during the comparable periods. Same store data is intended to enable management to evaluate the performance of a consistent portfolio of real estate in a manner that eliminates variances attributable to changes in the composition of our portfolio over time, due to sales and various other factors. Upon implementation of ASC 842 on 1/1/2019, bad debt expense is required to offset revenue as opposed to being included in operating expense under previous guidance. Accordingly, we have reclassified bad debt expense for prior years to offset revenue in order to facilitate a historical comparison. The change has no impact on the Company’s NOI or Cash NOI.Adjusted same store cash NOI adjusts same store cash NOI to include properties transitioned from the Company’s triple net lease segment to the managed segment during the comparative periods. For the period during which the properties were owned on a triple net basis, cash NOI reflects the unaudited operating results provided by the operator, as opposed to the rent recorded by the Company, and excludes ancillary service revenue attributable to a business that ceased operations over the course of 2018.